UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023 (May 17, 2023)

HOWMET AEROSPACE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations (412) 553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	HWM PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

(a)	The 2023 annual meeting of shareholders (the “Annual Meeting”) of Howmet Aerospace Inc. (the “Company”) was held on May 17, 2023.

(b)	Set forth below are the results of each of the matters submitted to a vote of the shareholders at the Annual Meeting. As of the close of business on March 21, 2023, the record date of the Annual Meeting, there were 411,804,221 shares of common stock outstanding and entitled to vote. Of this amount, 367,910,841 shares of common stock were represented in person or by proxy at the Annual Meeting.

Item 1. Each of the 9 director nominees named in the 2023 Proxy Statement for election to the Company’s Board of Directors was elected for a one-year term expiring on the date of the Company’s 2024 annual meeting of shareholders, based upon the following votes:

Nominees	For	Against	Abstain	Broker Non-Votes
James F. Albaugh	345,134,372	4,435,235	277,473	18,063,761
Amy E. Alving	344,598,226	4,989,994	258,860	18,063,761
Sharon R. Barner	346,590,581	2,987,804	268,695	18,063,761
Joseph S. Cantie	346,348,754	3,214,136	284,190	18,063,761
Robert F. Leduc	345,543,725	4,023,093	280,262	18,063,761
David J. Miller	348,361,767	1,186,172	299,141	18,063,761
Jody G. Miller	344,939,525	4,637,056	270,499	18,063,761
John C. Plant	333,803,374	15,737,246	306,460	18,063,761
Ulrich R. Schmidt	346,994,180	2,587,224	265,676	18,063,761

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2023 was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
354,364,948	13,063,044	482,849	0

Item 3. The advisory vote on executive compensation was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
341,107,672	8,299,713	439,695	18,063,761

Item 4. The advisory vote on the frequency of the advisory vote on executive compensation was approved as every one year, based upon the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
344,564,466	184,657	4,741,125	356,832	18,063,761

Item 5. The shareholder proposal regarding reducing the threshold to call special meetings was not approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
108,824,213	239,885,714	1,137,153	18,063,761

(d)	A majority of the votes cast by shareholders at the Annual Meeting voted, on an advisory basis, to hold future say-on-pay votes every one year. In light of this advisory vote, the Company’s Board of Directors has determined that the Company will continue to hold a say-on-pay vote every year until the next required say-on-pay-frequency vote, which will occur no later than the Company’s 2029 annual meeting of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWMET AEROSPACE INC.

Dated: May 22, 2023	By:	/s/ Lola F. Lin
	Name:	Lola F. Lin
	Title:	Executive Vice President, Chief Legal and Compliance Officer and Secretary

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